UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant             [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[  ]     Definitive additional Materials

[  ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           BIRNER DENTAL MANAGEMENT SERVICES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

             --------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210


                                                                 April 28, 2006


TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc. (the "Company"), to be held on Thursday, June 1, 2006, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

Please read the enclosed Proxy Statement for the Meeting. Whether or not you plan to attend the Meeting, please sign, date and return the proxy card in the enclosed postage prepaid, addressed envelope, as soon as possible so that your vote will be recorded. If you attend the Meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.



By:      /s/ Frederic W. J. Birner
         -------------------------
         Name:    Frederic W.J. Birner
         Title:   Chairman of the Board and Chief Executive Officer

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210

                           ---------------------------


                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS
                             TO BE HELD JUNE 1, 2006

                           ---------------------------


TO OUR SHAREHOLDERS:

The 2006 Annual Meeting of Shareholders (the "Meeting") of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), will be held on Thursday, June 1, 2006, at 10:00 a.m., Mountain Time, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

(1) to elect two Class III directors to serve for a term of three years or until a successor is duly elected and qualified; (2) to consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

As fixed by the Board of Directors, only shareholders of record at the close of business on April 10, 2006 are entitled to notice of and to vote at the Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS


                       /s/ Dennis N. Genty
                       -------------------
                       Name:    Dennis N. Genty
                       Title:   Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 28, 2006

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     BIRNER DENTAL MANAGEMENT SERVICES, INC.
                       3801 EAST FLORIDA AVENUE, SUITE 508
                             DENVER, COLORADO 80210


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                             To be held June 1, 2006

                           ---------------------------


                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (the "Company"), for use at the Company's 2006 Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., Mountain Time, on Thursday, June 1, 2006, at the Company's offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the shareholders of the Company on or about April 28, 2005.

The Company's Annual Report on Form 10-K (the "Annual Report"), which includes audited financial statements for the fiscal year ended December 31, 2005, is being mailed to shareholders of the Company simultaneously with this Proxy Statement. The Annual Report is not part of the Company's proxy soliciting materials.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

All voting rights are vested exclusively in the holders of the Company's common stock, without par value ("Common Stock"). Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the Meeting, when present in person or by proxy, constitute a quorum. On April 10, 2006, the record date for shareholders entitled to vote at the Meeting, 2,378,961 shares of Common Stock were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned prior to the Meeting in the enclosed, postage prepaid, addressed envelope. The Common Stock represented by each effective proxy will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are indicated on a proxy, all Common Stock represented by such proxy will be voted FOR election of the nominees named in the proxy as Class III directors and as to any other matters of business which properly come before the Meeting, by the named proxies at their discretion.

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the Meeting or by filing at the Meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Board of Directors. With respect to any other matter that may properly come before the Meeting, unless a greater number of votes are required by law or by the Company's Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class III directors, or of any other matter which properly may come before the Meeting, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of the Class III directors, or any other matter which properly may come before the Meeting so long as a quorum is present.

The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of Computershare Trust Company, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $1,300 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.


                PROPOSAL ONE: ELECTION OF TWO CLASS III DIRECTORS

General

The Company's Amended and Restated Articles of Incorporation provide for the classification of the Company's Board of Directors. The Board of Directors is divided into three classes. One class stands for re-election at each annual meeting of shareholders. The Board of Directors has set the size of the Board at five members. The Board of Directors currently is classified into two Class I directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2007 (Thomas D. Wolf and Paul E. Valuck, D.D.S.), one Class II director whose term will expire upon the election and qualification of a director at the annual meeting of shareholders held in 2008 (Brooks G. O'Neil) and two Class III directors whose terms will expire upon the election and qualification of directors at the annual meeting of shareholders held in 2006 (Frederic W.J. Birner and Mark A. Birner, D.D.S). At each annual meeting of shareholders, directors will be elected by the shareholders of the Company for a full term of three years to succeed those directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. On June 8, 2004, Mr. Wolf was appointed to the Board of Directors and Mr. Dennis N. Genty resigned from the Board of Directors. The appointment of Mr. Wolf and the resignation of Mr. Genty enabled the Company to be in compliance with applicable Nasdaq rules that require that a majority of the Company's directors must be independent according to specified criteria. Shareholders have not yet elected Mr. Wolf.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominees for director named below. If, at the time of the Meeting, a nominee shall have become unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their discretion. If elected, the nominees will hold office until the year 2009 annual meeting of shareholders or until their successors are elected and qualified.

Class III Director Nominees

The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominees as Class III directors of the Company.

                    Name                          Age                    Position                  Director Since
                    ----                          ---                    --------                  --------------
      Frederic W.J. Birner                         48      Chairman of the Board, Chief                 1995
                                                           Executive Officer and Director
      Mark A. Birner, D.D.S.                       46      President and Director                       1995


Each of the directors' biographies is set forth in "Directors and Executive Officers" below.

Continuing Directors

The persons named below will continue to serve as directors of the Company until the annual meeting of shareholders in the year indicated below and until their successors are elected and take office. Shareholders are not voting on the election of the Class I and Class II directors. The following table shows the names, ages and positions of each continuing director. Each of the directors' biographies is set forth in "Directors and Executive Officers" below.

      Class I - Term Expires in 2007

                    Name                     Age               Director Since
                    ----                     ---               --------------
      Thomas D. Wolf                         51                      2004
      Paul E. Valuck, D.D.S.                 49                      2001


      Class II - Term Expires in 2008

                     Name                    Age               Director Since
                     ----                    ---               --------------
     Brooks G. O'Neil                         49                     2003



The Company does not have a standing nominating committee, and nominations for director are made by the Company's independent directors (as defined in Nasdaq Rule 4200(a)(15)). The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be made effectively on a case-by-case basis and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis as described under "Shareholder Proposals," and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable the Company's independent directors to consider the candidate's qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

The Board of Directors does not presently provide a formal process for shareholders to send communications to the Board. Shareholders and other interested parties wishing to contact any member (or all members) of the Board of Directors or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, and such correspondence should be sent to the Company's principal office. The Board of Directors intends to continuously evaluate its communication process with the Company's shareholders, and may adopt additional procedures to facilitate shareholder communications with the Board of Directors, consistent with standards of the professionalism and the Company's administrative resources.

Directors' Meetings and Committees

The entire Board of Directors met five times during the year ended December 31, 2005, and acted by unanimous consent 11 times. Each incumbent director attended 100% of the board meetings except for Mark A. Birner, D.D.S., who attended four meetings. Our policy regarding attendance by members of the Board of Directors at our Annual Meeting of Shareholders is to encourage our directors to attend, subject to their availability for travel at that time.

Audit Committee

The Audit Committee is comprised of outside directors. The current members of the Audit Committee are Brooks G. O'Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf (Chairman). The Board of Directors has reviewed Rule 4200(a)(14) of the National Association of Securities Dealers and has determined that Messrs. O'Neil, Valuck and Wolf are independent directors as defined in that Rule. The Board of Directors has determined that Mr. O'Neil has accounting and related financial management expertise and is qualified as an audit committee financial expert within the meaning of Securities and Exchange Commission regulations. The designation of this audit committee financial expert is a Securities and Exchange Commission disclosure requirement related to his experience and understanding of certain accounting and auditing matters. The designation does not impose any greater duties, obligations, or liability upon this member than are generally imposed on Audit Committee members.

The primary responsibilities of the Audit Committee are to select, engage, compensate, and oversee the Company's independent registered public accounting firm and pre-approve all services to be performed by them, and to review and oversee the Company's financial reporting process generally, the integrity of the financial statements of the Company, the independent registered public accounting firm's qualifications and independence, the performance of the Company's internal audit function and of the independent registered public accounting firm, and the compliance by the Company with legal and regulatory requirements.

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to the Company's 2004 proxy statement. The Audit Committee met four times in 2005, and all members were present at these meetings.

Compensation Committee

The current members of the Compensation Committee are Brooks G. O'Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf, each of whom is an outside director. The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options and other awards pursuant to the Birner Dental Management Services, Inc. 2005 Equity Incentive Plan (the "2005 Plan"). The Compensation Committee met two times in 2005, and all members were present at these meetings.

Audit Committee Report(1)

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP ("Hein"), the Company's independent registered public accounting firm, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Hein the written disclosures and the letter required to be delivered by Hein under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the independent auditor and the Company that might bear on their independence. The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss the independence of their firm.

In connection with the new standards for independence of the Company's independent registered public accounting firm promulgated by the Securities and Exchange Commission, the Audit Committee has reviewed the non-audit services currently provided by the Company's independent registered public accounting firm and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent registered public accounting firm.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plan for their audit. The Audit Committee also discussed with the independent registered public accounting firm the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reports.

Based on the Audit Committee's review of the financial statements, its discussion with Hein regarding SAS 61, and the written materials provided by Hein under ISB Standard No. 1 and the related discussion with Hein of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

                                THE AUDIT COMMITTEE

                                Thomas D. Wolf (Chairman)
                                Brooks G. O'Neil
                                Paul E. Valuck D.D.S.








-------------------------
(1) This Section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

                              OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of April 10, 2006, by (i) all persons known by the Company to be the beneficial owners of 5% or more of the Common Stock, (ii) each director, (iii) each of the executive officers listed on the summary compensation table, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the persons named below is the Company's address, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

                                                                       Number of Shares           Percent of Class
                  Name of Beneficial Owner                            Beneficially Owned               (1)(2)
--------------------------------------------------------------    ---------------------------     ------------------
Frederic W.J. Birner (3)                                                    368,198                      14.9%
Mark A. Birner, D.D.S. (4)                                                  435,581                      17.8%
Dennis N. Genty (5)                                                         323,552                      13.2%
Brooks G. O'Neil (6)                                                         38,001                       1.6%
Lee Schlessman (7)                                                          189,656                       8.0%
Paul E. Valuck, D.D.S (8)                                                    42,552                       1.8%
Thomas D. Wolf (9)                                                           51,014                       2.1%
                                                                  ---------------------------     ------------------
All executive officers and directors (six persons) (10)                   1,258,898                      47.2%


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 10, 2006, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Percentage of ownership for each beneficial owner is based on shares of Common Stock outstanding at April 10, 2006 plus any options currently exercisable or exercisable within 60 days of April 10, 2006, computed separately for each beneficial owner using information provided in the following footnotes.

(3) Includes 93,334 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(4) Includes 66,666 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(5) Includes 66,666 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable. Includes 119,386 shares of Common Stock owned by Mr. Genty's wife. Mr. Genty disclaims beneficial ownership of all shares held by his wife.

(6) Includes 26,000 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(7) The address for Mr. Schlessman is 1301 Pennsylvania Street, Suite 800, Denver, CO 80203.

(8) Includes 12,000 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(9) Includes 24,000 shares of Common Stock that are issuable upon the exercise of options that are currently exercisable.

(10) Includes 288,666 shares of Common Stock issuable upon the exercise of options held by all executive officers and directors as a group that are currently exercisable or are exercisable within 60 days of April 10, 2006.

There has been no change in control of the Company since the beginning of its last fiscal year, and there are no arrangements known to the Company, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Equity Compensation Plan Information

The following table sets forth information concerning options outstanding and available for granting as of December 31, 2005:

                                        (a)                          (b)                             (c)
                                                                                            Number of securities
                                                                                           remaining available for
                                                                                            future issuance under
                              Number of securities to          Weighted-average           equity compensation plans
          Plan                be issued upon exercise          exercise price of            (excluding securities
        category              of outstanding options          outstanding options         reflected in column (a))
-------------------------    --------------------------    --------------------------    --------------------------
Equity compensation
plans approved by
security holders                      715,382                        $9.54                        70,000

Equity compensation
plans not approved by
security holders                            -                            -                             -
                             --------------------------    --------------------------    --------------------------
Total                                 715,382                        $9.54                        70,000
                             ==========================    ==========================    ==========================


Options are issued for a period of five to seven years and vest one of several different ways including 33% each year for three years and 20% each year for five years, provided that, upon a sale of the Company, all options automatically become vested.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning each of the directors and executive officers of the Company. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.

       Name                    Age                          Position
       ----                    ---                          --------
Frederic W.J. Birner           48     Chairman of the Board, Chief Executive Officer and Director
Mark A. Birner, D.D.S.         46     President and Director
Dennis N. Genty                48     Chief Financial Officer, Secretary and Treasurer
Brooks G. O'Neil               49     Director
Paul E. Valuck, D.D.S.         49     Director
Thomas D. Wolf                 51     Director


Business Biographies

Frederic W.J. Birner is a founder of the Company and has served as Chairman of the Board and Chief Executive Officer since the Company's inception in May 1995. Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is a founder of the Company and has served as President, and as a director, since the Company's inception in May 1995. Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is a founder of the Company and has served as Secretary since May 1995, and as Chief Financial Officer and Treasurer since September 1995.

Brooks G. O'Neil was appointed as a director of the Company on January 23, 2003, and elected by the shareholders of the Company at the 2005 Annual Meeting. Mr. O'Neil joined Avondale Partners, LLC as a Senior Research Analyst for health care services in January 2006. He was employed by Dougherty & Co. as a Senior Research Analyst covering health care services from January 2004 until January 2006. From March 2002 until January 2004, he served as a principal of TripleTree, LLC, an investment-banking firm focused on information technology and health care. Prior to this, Mr. O'Neil was a Managing Director at Piper Jaffray where for 15 years he served as an institutional equity salesman, health care research analyst and investment banker.

Paul E. Valuck, D.D.S. was appointed as a director of the Company on April 10, 2001 and elected by the shareholders of the Company at the 2001 Annual Meeting. Dr. Valuck has been in private dental practice in Denver, Colorado since January 1998.

Thomas D. Wolf was appointed as a director of the Company on June 8, 2004. Mr. Wolf joined Shield Security Systems, LLC., a privately held company in the security business, in December 1997 and is currently the Chief Executive Officer and Chief Financial Officer.

                       DIRECTOR AND EXECUTIVE COMPENSATION

Director Compensation

Prior to October 1, 2002, directors did not receive cash compensation from the Company for their services as directors nor were they reimbursed for expenses in connection with attendance at Board of Directors and committee meetings. Outside directors currently are entitled to: 1) a $1,000 per calendar quarter retainer,
2) $1,000 per Board of Directors meeting if attended in person, 3) $750 per Board of Directors meeting if attended by telephone, 4) $200 per quarterly Audit Committee meeting, 5) $1,000 per annual Audit Committee meeting and 6) $1,000 quarterly retainer for the Chairman of the Audit committee. During 2005, director compensation consisted of $11,050 paid to Mr. O'Neil, $11,800 paid to Dr. Valuck and $16,800 paid to Mr. Wolf.

Executive Compensation

Summary Compensation

The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the executive officers of the Company who were paid total salary and bonus exceeding $100,000 during the fiscal year ended December 31, 2005 (the "Named Executive Officers").


                                                  Summary Compensation Table

                                                                                               Long-Term
                                                                 Annual Compensation          Compensation
                                                               ---------------------------    ------------
                                                                                               Securities
                                                                                               Underlying          All Other
Name and Principal Position           Fiscal Year               Salary             Bonus        Options          Compensation
---------------------------           -----------               ------             -----       ----------       --------------
Frederic W.J. Birner                     2003                  $260,000           $234,508     66,668 (1)             -
     Chairman of the Board,              2004                  $260,000           $187,000          -              -
     Chief Executive Officer and         2005                  $260,000           $389,023     80,000 (2) (3)     1,384,222 (4)
     Director


Mark A. Birner, D.D.S.                   2003                  $185,000           $234,507     66,666 (1)             -
     President and Director              2004                  $185,000           $231,554          -                 -
                                         2005                  $185,000           $320,584     20,000 (3)             -


Dennis N. Genty                          2003                  $185,000           $234,506     66,666 (1)             -
    Chief Financial Officer              2004                  $185,000           $231,554          -                 -
    Treasurer and Secretary              2005                  $185,000           $320,584     20,000 (3)             -

--------------
(1) Represents shares of Common Stock issuable upon exercise of options that were granted on January 2, 2003 with an exercise price of $5.84 per share.
(2) Represents 60,000 shares of Common Stock issuable upon exercise of options that were granted on January 24, 2005 with an exercise price of $9.75 per share.
(3) Represents 20,000 shares of Common Stock issuable upon exercise of options that were granted on November 28, 2005 with an exercise price of $19.37 per share.
(4) Represents the value of 60,000 shares of restricted Common Stock granted on July 1 2005, plus reimbursement for employee taxes associated with the grant paid by the Company. Of the 60,000 shares granted, 20,000 shares vested on January 1, 2006, 20,000 shares vest on January 1, 2007, and 20,000 shares vest on January 1, 2008.

Option Grants

The following table sets forth each grant of options made during the fiscal year ended December 31, 2005 to each Named Executive Officer:

                                             Option Grants in Last Fiscal Year

                                         Individual Grants
                          -----------------------------------------------------------------
                                                                                             Potential Realizable Value at
                            Number of       Percent of                                       Assumed annual Rates of Stock
                            Securities     Total Options                                     Price Appreciation for Option
                            Underlying      Granted to      Exercise or                                 Term (2)
                             Options       Employees in      Base Price       Expiration    --------------------------------
         Name                Granted        Fiscal Year      ($/Sh) (1)          Date             5%              10%
------------------------  --------------- ----------------  --------------  --------------- ---------------  ---------------

Frederic W.J. Birner          60,000          15.71%            $9.75         1/24/2010        $161,625         $357,148
                              20,000           5.24%           $19.37         11/28/2010       $107,031         $236,512


Mark A. Birner, D.D.S.        20,000           5.24%           $19.37         11/28/2010       $107,031         $236,512


Dennis N. Genty               20,000           5.24%           $19.37         11/28/2010       $107,031         $236,512


----------------
(1) Options were granted at an exercise price equal to 110% of the fair market value of the Common Stock, as determined by the Board of Directors on the date of grant.

(2) The potential realizable value is calculated based on the term of the option at its time of grant (five years) and is calculated by assuming that the stock price on the date of grant as determined by the Board of Directors appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.


Restricted Stock Grant

On July 1, 2005, the Company granted 60,000 shares of restricted stock to the Company's Chairman and Chief Executive Officer (the "Employee"). In connection with the grant of restricted stock, the Company agreed to reimburse the Employee an amount equal to the tax liability associated with the grant. Such reimbursement was made by the Company and totaled approximately $586,000, which was recognized as an expense during the third quarter of 2005.

Warrant Exercises and Option Holdings

The following table sets forth for the Named Executive Officers the number and value of securities underlying unexercised in-the-money options held and warrants exercised as of December 31, 2005.


                             Aggregated Warrant Exercises in Last Fiscal Year
                                     and Fiscal Year End Option Values

                                                                       Number of Securities
                                                                            Underlying
                                                                       Unexercised Options       Value of Unexercised,
                                          Warrants Exercised During    Held at December 31,    In-the-Money Options at
                                              Fiscal Year 2005                 2005              December 31, 2005 (1)
                                         ---------------------------- ----------------------- --------------------------
                   Name                  Shares Acquired   Value    Exercisable Unexercisable Exercisable  Unexercisable
                                           On Exercise    Realized
  ----------------------------------------------------------------------------------------------------------------------

  Frederic W.J. Birner                        10,000      $107,701      93,334        20,000   $1,393,312      $17,600


  Mark A. Birner, D.D.S.                      20,000       $223,402      66,666        20,000     $960,657      $17,600


  Dennis N. Genty                             20,000       $221,402      66,666        20,000     $960,657      $17,600


----------------
(1) In-the-money value is based on the difference between the stock option exercise price and the closing price of the Common Stock on the Nasdaq Capital Market on December 31, 2005 of $20.25 per share.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or as an executive officer of the Company. See "Director and Executive Compensation" and "Certain Transactions" for a description of transactions between the Company and members of the Board of Directors.

Compensation Committee Report on Executive Compensation(2)

The following report is submitted by the Compensation Committee, pursuant to rules established by the Securities and Exchange Commission, and provides certain information regarding compensation of the Company's executive officers.

The Compensation Committee is responsible for establishing and administering a general compensation policy and program for the Company, and for setting compensation for executive officers of the Company. The Compensation Committee also possesses all of the powers of administration under the Company's employee benefit plans, including all stock option plans and other employee benefit plans. Subject to the provisions of those plans, the Compensation Committee must determine the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.


--------------------
(2) This Section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Policies. The Company's executive compensation policies are designed to complement the Company's business objectives by motivating and retaining quality members of senior management, by aligning management's interests with those of the Company's shareholders and by linking total compensation to the performance of the Company. The Company's executive compensation policies generally consist of competitive base salaries, short-term cash bonus incentives and equity-based long-term incentives. The Compensation Committee will continue to monitor the performance of the Company and its executive officers in reassessing executive compensation.

Base Salary. The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. Base salaries are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company.

Bonus. Cash bonuses may be paid to the Company's executive officers based on the Company's financial performance. In 2005, the potential bonus pool was equal to 20% of pre-tax profits of the Company and was payable quarterly if certain revenue and net income goals were met. The Compensation Committee granted bonuses of $389,023, $320,584 and $320,584 to Mr. Frederic W.J. Birner, Mark A. Birner, D.D.S. and Mr. Dennis N. Genty, respectively, during 2005.

Long-Term Incentives. The Company's long-term compensation strategy has been focused on the grant of stock options and other awards under the stock option plans, which the Compensation Committee believes rewards executive officers for their efforts in improving long-term performance of the Common Stock and creating value for the Company's shareholders, and which the Compensation Committee believes aligns the financial interests of management with those of the Company's shareholders. During 2005, the Compensation Committee granted 80,000 options and 60,000 shares of restricted stock to Mr. Frederic W.J. Birner, 20,000 options to Mark A. Birner, D.D.S. and 20,000 options to Mr. Dennis N. Genty.

Chief Executive Officer Compensation for 2005. The compensation for Frederic W.J. Birner during 2005 consisted of his $260,000 base salary, which was established in 2003, cash bonuses of $389,023, $789,222 of equity-based incentives and $586,000 for the reimbursement of the income taxes associated with the equity-based incentive award. The Compensation Committee determined Mr. Birner's compensation based on the policies described above.


                             THE COMPENSATION COMMITTEE

                             Brooks G. O'Neil
                             Paul E. Valuck D.D.S.
                             Thomas D. Wolf

PERFORMANCE GRAPH(3)

The following line graph compares the percentage change from December 31, 2000 through December 31, 2005 for (i) the Common Stock, (ii) the Nasdaq Composite Index, (iii) the S&P Healthcare Sector and (iv) the S&P 500 Composite Index. Historical stock price performance is not necessarily indicative of future stock price performance.


                 Comparison of 5-Year Cumulative Total Return *
                       Assumes Initial Investment of $100







                       [Insert Graph Here]










                                        12/31/00     12/31/01     12/31/02     12/31/03    12/31/04     12/31/05
  Description
  -----------
  BIRNER DENTAL                           $ 100.00     $ 236.67     $ 354.98     $389.60     $443.11     $553.83

  NASDAQ Composite - Total Returns          100.00        78.95        47.42       97.43      106.02      107.39

  S&P - Healthcare                          100.00        87.06        67.08       80.40       80.63       85.48

  S&P 500 Index - Total Return              100.00        88.22        63.38       90.14       99.50      102.36
-------------
*Total return based on $100 initial investment and reinvestment of dividends.








-------------------
(3) This Section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Hein has acted as the Company's independent registered public accounting firm since November 2001. The Company expects that representatives of Hein will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. These representatives will be available to respond to appropriate questions from shareholders at the meeting.

Hein was selected by the Audit Committee to perform the audit function for 2005. No independent registered public accounting firm has been selected to perform the audit function for 2006. It is expected that the Audit Committee will approve the engagement of an independent registered public accounting firm later in 2006.

Audit Fees

For the year ended December 31, 2005, the aggregate fees billed by Hein for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2005 were $54,200.

For the year ended December 31, 2004, the aggregate fees billed by Hein for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2004 were $49,210.

Audit Related Fees

For the year ended December 31, 2005, the aggregate fees billed by Hein for professional services rendered to the Company were $13,576 for the audit of the 401(k) retirement savings plan and review of the Company's Form S-8. For the year ended December 31, 2004, the aggregate fees billed by Hein for professional services rendered to the Company were $8,000 for the audit of the 401(k) retirement savings plan. The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm. The fees shown above for 2005 were approved in advance by the Audit Committee.

Tax Fees

None.

All Other Fees

For the year ended December 31, 2005, the aggregate fees billed by Hein for professional services rendered to the Company were $688 for Sarbanes-Oxley preparation. The fees shown above for 2005 were approved in advance by the Audit Committee.

                               SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934, requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of shares in the Company. To the Company's knowledge and based solely on a review of the Section 16(a) reports furnished to the Company, the following individuals were late in filing a Statement of Changes in Beneficial Ownership on Form 4 for a November 28, 2005 transaction: Mr. Frederic W.J. Birner, Mark A. Birner, D.D.S., Mr. Dennis N. Genty, Mr. Brooks G. O'Neil, Paul E. Valuck, D.D.S., and Mr. Tom D. Wolf. All other Section 16(a) reports were filed on a timely basis.

                              SHAREHOLDER PROPOSALS

The Company must receive shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders on or before December 16, 2006. Proposals received after March 1, 2007 will be deemed untimely and will not be considered at the meeting.


                         2005 ANNUAL REPORT ON FORM 10-K

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS REPORT IS NOT PART OF THE COMPANY'S PROXY SOLICITING MATERIALS. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 3801 EAST FLORIDA AVENUE, SUITE 508, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON THE COMPANY'S WEBSITE AT WWW.BDMS-PERFECTTEETH.COM. THE COMPANY WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.



                                 OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the Meeting. If any other business properly comes before the Meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.



                                /s/ Dennis N. Genty
                                -------------------
                                Dennis N. Genty
                                Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 28, 2006